UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2005

Deerfield Triarc Capital Corp.

(Exact Name of Registrant as Specified in its Charter)

MD	001-32551	20-2008622
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr 12th Floor Chicago, IL	60631 (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (773) 380-1600

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 9, 2005, Deerfield Triarc Capital Corp. issued a press release announcing that the resale shelf registration statement that it filed with the U.S. Securities and Exchange Commission ("SEC") on September 13, 2005, as amended on November 2, 2005 and December 6, 2005, was declared effective by the SEC on December 8, 2005 at 4:00 p.m. EST. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deerfield Triarc Capital Corp. (Registrant)

Date: December 12, 2005	By:	/s/ Robert E. Armour
Sr. VP, Treasurer and CFO

EXHIBIT INDEX

EX-99.01	Press Release issued by the Company on December 9, 2005